--------------------------------------------------------------------------------



                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




Date of Report                                                    April 24, 2003
(Date of earliest event reported)                                 April 24, 2003



                             Kankakee Bancorp, Inc.
             (Exact name of Registrant as specified in its charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)



        1-13676                                       36-3846489
(Commission File Number)                 (I.R.S. Employer Identification Number)




310 South Schuyler Avenue, Kankakee, Illinois                              60901
 (Address of principal executive offices)                             (Zip Code)




                                 (815) 937-4440
              (Registrant's telephone number, including area code)



--------------------------------------------------------------------------------

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (a)   Financial Statements of Business Acquired.

              None.

        (b)   Pro Forma Financial Information.

              None.

        (c)   Exhibits.

              99.1 News Release dated April 24, 2003

Item 9. Regulation FD Disclosure

        The following information is being furnished under Item 12 of Form 8-K, "Results of Operations and Financial Condition," and is included under this Item 9 in accordance with SEC Release No. 33-8216 (March 27, 2003). On April 24, 2003, Kankakee Bancorp, Inc. issued a news release announcing its earnings for the quarter ended March 31, 2003. The news release is attached hereto as Exhibit 99.1.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           KANKAKEE BANCORP, INC.



Dated:  April 24, 2003                     By: /s/ Ronald J. Walters
                                               -------------------------------
                                                  Ronald J. Walters
                                                  Vice President and Treasurer

                                        2